EXHIBIT 99.8

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Deed

Share Mortgage

Legend International Holdings, Inc. (as Mortgagor) Acorn Capital Limited (as Security Trustee)

Central Plaza I 345 Queen Street Qld 4000 Australia GPO Box 3124 Brisbane Qld 4001 Australia Sydney Melbourne Perth Brisbane Singapore	Telephone +61 7 3258 6666 Facsimile +61 7 3258 6444 www.freehills.com DX 255 Brisbane Associated offices in Jakarta Beijing Shanghai Hanoi Ho Chi Minh City

Contents

Table of contents

1	Definitions, interpretation and deed components		2

	1.1	Definitions	2
	1.2	Interpretation	6
	1.3	Incorporated definitions	7
	1.4	Interpretation of inclusive expressions	7
	1.5	Personal Property Securities (PPS) Law	7
	1.6	Security Trust Deed	8
	1.7	Capacity of Security Trustee	8
	1.8	Deed components	8

2	Mortgage		8

	2.1	Mortgage	8
	2.2	Priority	8

3	Discharge of the Mortgage		8

	3.1	Discharge	8
	3.2	Final discharge	8

4	Representations and warranties		9

	4.1	Representations and warranties	9
	4.2	Survival of representations and warranties	9
	4.3	Reliance	9
	4.4	No Reliance by Mortgagor	9

5	Undertakings of the Mortgagor		10

	5.1	Dividends and voting	10
	5.2	Proxies and authorised representatives	10
	5.3	Exceptional Distributions	10
	5.4	Designated Account	10
	5.5	Other Additional Rights	11
	5.6	Performance under the Transaction Documents	11
	5.7	Negative pledge	11
	5.8	Further security	11
	5.9	Title Documents for Certificated Securities	12
	5.10	Irrevocable direction for Certificated Securities	12
	5.11	Uncertificated Securities	12
	5.12	Term of undertakings	13

6	Enforcement		13

	6.1	When enforceable	13
	6.2	Assistance in realisation	13
	6.3	Postponing or delaying realisation or enforcement	14

7	Receiver		14

	7.1	Appointment of Receiver	14
	7.2	Agency of Receiver	14
	7.3	Powers of Receiver	14
	7.4	Nature of Receiver’s Powers	16
	7.5	Status of Receiver after commencement of winding up	16
	7.6	Powers exercisable by the Security Trustee	16
	7.7	Set-off	16

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Contents

	7.8	Notice of exercise of rights	16
	7.9	Termination of receivership and possession	17

8	Application and receipts of money		17

	8.1	Order of application	17
	8.2	Money actually received	17
	8.3	Amounts contingently due	18
	8.4	Notice of a Security Interest	18
	8.5	Security Trustee’s statement of indebtedness	18
	8.6	Security Trustee’s receipts	19
	8.7	Conversion of currencies on application	19
	8.8	Amounts payable on demand	19

9	Power of Attorney		19

	9.1	Appointment of Attorney	19
	9.2	Purposes of appointment	19
	9.3	Exercise after Event of Default	20
	9.4	Delegation and substitution	20

10	Protection		20

	10.1	Protection of third parties	20
	10.2	Protection of the Security Trustee, Receiver and Attorney	20

11	Saving provisions		21

	11.1	Statutory powers	21
	11.2	Continuing security	21
	11.3	No merger of security	21
	11.4	Exclusion of moratorium	21
	11.5	Conflict	22
	11.6	Consent of Security Trustee	22
	11.7	Completion of blank securities	22
	11.8	Principal obligations	22
	11.9	No obligation to marshal	22
	11.10	Non-avoidance	22
	11.11	Increase in financial accommodation	23
	11.12	Suspense account	23

12	Third party provisions		23

	12.1	Independent obligations	23
	12.2	Unconditional nature of obligations	23
	12.3	No competition	25

13	General		26

	13.1	Performance by Security Trustee of the Mortgagor’s obligations	26
	13.2	Mortgagor to bear cost	26
	13.3	Notices	26
	13.4	Notices under the PPS Law	26
	13.5	Governing law and jurisdiction	26
	13.6	Prohibition and enforceability	27
	13.7	Waivers	27
	13.8	Variation	27
	13.9	Cumulative rights	27
	13.10	Assignment	27
	13.11	Counterparts	27
	13.12	Attorneys	28

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Contents

Irrevocable direction from Mortgagor	29

Signing page	1

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Share Mortgage

Date ►    7 February 2012

Between the parties
Mortgagor	Legend International Holdings, Inc. ARBN 120 855 352 of Level 8, 580 St Kilda Road, Melbourne VIC 3004 (Mortgagor)
Security Trustee	Acorn Capital Limited ACN 082 694 531 of Level 12, 90 Collins Street, Melbourne Vic 3000 (Security Trustee)

Recitals	1 The Mortgagor is or will be the legal and beneficial owner of the Mortgaged Property

2 The Mortgagor has agreed to mortgage the Mortgaged Property to secure the payment of the Secured Moneys.

This deed witnesses as follows:

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1	Definitions, interpretation and deed components

1.1	Definitions

The meanings of the terms used in this deed are set out below.

Term	Meaning
Additional Rights
 all present and future rights and property interests attaching to or arising out of or otherwise in respect of the holding of an interest in the Shares including:

1    any Distributions paid or payable, any bonus shares or other Marketable Securities issued, and any rights to take up Marketable Securities, in respect of the Shares;

2    any proceeds of, or from the disposal of or other dealing with, any Shares;

3    any rights or Marketable Security resulting from the conversion, consolidation, subdivision, redemption, cancellation, reclassification or forfeiture of any Share;

4    any in specie distribution in respect of any Shares; and

5    rights consequent upon a reduction of capital, buy-back, liquidation or scheme or arrangement,

and any present or future rights and property interests attaching to or arising out of or otherwise in respect of any interest in any of the property specified in items 1 to 5 inclusive above.

ASX Settlement Operating Rules

the ASX Settlement Operating Rules issued by the ASX Settlement Pty Limited (ACN 008 504 532) relating to the settlement facility provided by it under an Australian CS facility licence granted under the Corporations Act.

Attorney	an attorney appointed under this deed.
Certificated Security	a Marketable Security title to which is evidenced by a Title Document.
Collateral Security

any present or future Security Interest, guarantee or other document or agreement created or entered into by the Mortgagor, a Transaction Party or any other person as security for, or to credit enhance, the payment of any of the Secured Moneys.

Company	Paradise Phosphate Pty Limited ACN 154 180 882

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1 Definitions, interpretation and deed components

Term	Meaning
Convertible Note Agreement

the convertible note agreement dated on or around the date of this deed between, among others, Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 1, Australian Microcap Investments Pty Ltd as trustee for Microcap Investment Trust 2 and the Mortgagor.

Designated Account	the bank account opened by the Mortgagor in accordance with clause 5.4.
Designated Bank	the bank with which the Designated Account is maintained.
Distribution	any money owing now or in the future in respect of the Mortgaged Property and includes a cash dividend or other monetary distribution whether of an income or capital nature.
Exceptional Distribution	a Distribution of the following kind: 1 a reduction of capital; 2 a buy-back of shares under a buy-back scheme or otherwise; or 3 any Distribution under a scheme of arrangement.
Finance Party	1 the Noteholder; 2 the Nominee; and 3 the Security Trustee.
Financing Change Statement	a financing change statement within the meaning of the PPSA.
Financing Statement	a financing statement within the meaning of the PPSA.
Marketable Securities

 1  marketable securities as defined in section 9 of the Corporations Act;

 2  any option or right in respect of an unissued share;

 3  any convertible note; and

 4  any instrument or security which is a combination of any of the above.

Mortgage	the security created by this deed.
Mortgaged Property	all of the Mortgagor’s present and future interest in: 1 the Shares; 2 the Additional Rights; and 3 the Designated Account and any chose in action in respect of the Designated Account.

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1 Definitions, interpretation and deed components

Term	Meaning
Officer
1  in relation to the Mortgagor, a director or a secretary, or a person notified to be an authorised officer of the Mortgagor;

2  in relation to the Security Trustee, any person whose title includes the word ‘Director’, ‘Managing Director’, ‘Manager’ or ‘Vice President’, and any other person appointed by the Security Trustee to act as its authorised officer for the purposes of this deed; and

3  in relation to a Receiver or an Attorney which is a corporation, any officer, as that expression is defined in section 9 of the Corporations Act, of that Receiver or Attorney.

Power	any right, power, authority, discretion or remedy conferred on the Security Trustee, a Receiver or an Attorney by any Transaction Document or any applicable law.
PPSA	the Personal Property Securities Act 2009 (Cth).
PPSA Security Interest	a security interest within the meaning of the PPSA.
Receiver	a receiver or receiver and manager appointed under this deed.
Secured Moneys

all debts and monetary liabilities of:

1  the Mortgagor to a Finance Party on any account and in any capacity; and

2   each Transaction Party (other than the Mortgagor) to a Finance Party on any account and in any capacity,

     irrespective of whether the debts or liabilities:

3  are present or future;

4  are actual, prospective, contingent or otherwise;

5  are at any time ascertained or unascertained;

6  are owed or incurred by or on account of the Mortgagor or another Transaction Party alone, or severally or jointly with any other person;

7  are owed to or incurred for the account of a Finance Party alone, or severally or jointly with any other person;

8  are owed to any other person as agent (whether disclosed or not) for or on behalf of a Finance Party;

9  are owed or incurred as principal, interest, fees, charges, Taxes, damages
    (whether for breach of contract or tort or incurred on any other ground), losses, costs or expenses, or on any other account;

10  are owed to or incurred for the account of a Finance Party directly or as a result of:

• the assignment and transfer to a Finance Party of any debt or liability of the Mortgagor or another Transaction Party; or

• any other dealing with any such debt or liability;

11   are owed to or incurred for the account of a Finance Party before the date of this deed or before the date of any assignment of this deed to a Finance Party by any other person or otherwise; or

12   comprise any combination of the above.

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1 Definitions, interpretation and deed components

Term	Meaning
Security Trust	the “Paradise Phosphate Security Trust” as constituted under the Security Trust Deed.
Security Trust Deed	the security trust deed dated on or about the date of this deed between the Mortgagor and others and the Security Trustee, a security trustee constituting the Security Trust.
Shares	any shares in the Company.
Title Document	any original, duplicate or counterpart certificate or document of title including any contract note, entitlement notice, marked transfer or share certificate.
Transaction Document

1  this deed;

2  each Collateral Security;

3  the Security Trust Deed;

4  the Convertible Note Agreement; and

5  any other Transaction Document as defined in the Convertible Note Agreement; or

or any document or agreement entered into or given under any of the above.

Transaction Party	1 the Mortgagor; 2 the Company; or 3 any other Transaction Party as defined in a Transaction Document.

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1 Definitions, interpretation and deed components

Term	Meaning

Uncertificated Security	a Marketable Security title to which is not evidenced by a Title Document.
Verification Statement	a verification statement within the meaning of the PPSA.

1.2	Interpretation

In this deed:

(a)	Headings and bold type are for convenience only and do not affect the interpretation of this deed.

(b)	The singular includes the plural and the plural includes the singular.

(c)	Words of any gender include all genders.

(d)	Other parts of speech and grammatical forms of a word or phrase defined in this deed have a corresponding meaning.

(e)	An expression importing a person includes any company, partnership, joint venture, association, corporation or other body corporate and any Government Agency as well as an individual.

(f)
A reference to any thing (including any right) includes a part of that thing but nothing in this clause 1.2(f) implies that performance of part of an obligation constitutes performance of the obligation.

(g)	A reference to a clause, party, schedule, attachment or exhibit is a reference to a clause of, and a party, schedule, attachment or exhibit to, this deed.

(h)	A reference to any legislation includes all delegated legislation made under it and amendments, consolidations, replacements or re-enactments of any of them.

(i)	A reference to a document includes all amendments or supplements to, or replacements or novations of, that document.

(j)	A reference to a party to a document includes that party’s successors and permitted assignees.

(k)	A reference to an agreement other than this deed includes a deed and any legally enforceable undertaking, agreement, arrangement or understanding, whether or not in writing.

(l)	A reference to an asset includes all property of any nature, including a business, and all rights, revenues and benefits.

(m)
A reference to liquidation or insolvency includes appointment of an administrator, compromise, arrangement, merger, amalgamation, reconstruction, winding-up, dissolution, deregistration, assignment for the benefit of creditors, scheme, composition or arrangement with creditors, insolvency, bankruptcy, or any similar procedure or, where applicable, changes in the constitution of any partnership or person, or death.

(n)	A reference to a document includes any agreement in writing, or any certificate, notice, deed, instrument or other document of any kind.

(o)	No provision of this deed will be construed adversely to a party because that party was responsible for the preparation of this deed or that provision.

(p)	A reference to a body, other than a party to this deed (including, an institute, association or authority), whether statutory or not:

(1) which ceases to exist; or

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1 Definitions, interpretation and deed components

(2) whose powers or functions are transferred to another body,

is a reference to the body which replaces it or which substantially succeeds to its powers or functions.

(q)	Where this agreement confers any power or authority on a person that power or authority may be exercised by that person acting personally or through an agent or attorney.

(r)	An Event of Default is ‘continuing’ or ‘subsisting’ if it has not been:

(1) remedied to the satisfaction of the Security Trustee before a Power relating to that Event of Default is exercised; or

(2) waived in writing by the Security Trustee.

1.3	Incorporated definitions

(a)	A word or phrase (other than one defined in clause 1.1) defined in the Convertible Note Agreement or in the Security Trust Deed has the same meaning in this deed.

(b)	If a word or phrase is defined in both the Convertible Note Agreement and the Security Trust Deed the definition in the Convertible Note Agreement prevails to the extent of any inconsistency.

1.4	Interpretation of inclusive expressions

Specifying anything in this deed after the words ‘includes’ or ‘for example’ or similar expressions does not limit what else is included unless there is express wording to the contrary.

1.5	Personal Property Securities (PPS) Law

If:

(a)
a PPS Law applies, or will at a future date apply to any of the Transaction Documents or any of the transactions contemplated by them, or the Security Trustee determines that a PPS Law applies, or will at a future date apply, to any of the Transaction Documents or any of the transactions contemplated by them; and

(b)	in the opinion of the Security Trustee, the PPS Law:

(1)  adversely affects or would or may adversely affect the Security Trustee’s security position or the rights or obligations of the Security Trustee under or in connection with the Transaction Documents; or

(2) enables or would enable the Security Trustee’s security position to be improved without adversely affecting the Mortgagor in a material respect,

the Security Trustee may from time to time give notice to the Mortgagor requiring the Mortgagor to do anything, including:

(c)
promptly providing all necessary information and taking all necessary action (including entering into any agreement, obtaining any consent or giving any notice) to enable any PPSA Security Interest held or intended to be held by the Security Trustee under the Transaction Documents at any time to be perfected by control (within the meaning of Part 2.3 of the PPSA) to the extent possible under the PPSA and to enable the Security Trustee to register fully valid and effective Financing Statements or Financing Change Statements with respect to any PPSA Security Interest;

(d)	amending any Transaction Document or executing any new Transaction Document,

that in the Security Trustee’s opinion is necessary to ensure that, to the maximum possible extent, the Security Trustee’s security position, and rights and obligations, are not adversely affected as contemplated by clause 1.5(b)(1) (or that any such adverse effect is overcome to the maximum extent possible), or that the Security Trustee’s security position is improved as contemplated in clause 1.5(b)(2). The Mortgagor must comply with the requirements of that notice within the time stipulated in the notice.

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2 Mortgage

1.6	Security Trust Deed

This deed is a ‘Security’ and a ‘Transaction Document’ for the purposes of the Security Trust Deed.

1.7	Capacity of Security Trustee

The Security Trustee enters into this deed as security trustee under the Security Trust Deed. Clause 1.4 of the Security Trust Deed is incorporated in this deed.

1.8	Deed components

This deed includes any schedule.

2	Mortgage

2.1	Mortgage

The Mortgagor as legal and beneficial owner mortgages the Mortgaged Property to the Security Trustee as security for the due and punctual payment of the Secured Moneys.

2.2	Priority

The parties intend that the Mortgage take priority over all other Security Interests and other interests in the Mortgaged Property other than any Permitted Security Interest mandatorily preferred by law.

3	Discharge of the Mortgage

3.1	Discharge

Subject to clause 3.2, at the written request of the Mortgagor, the Security Trustee must discharge the Mortgage if:

(a)	the Secured Moneys have been paid in full; and

(b)	the Mortgagor and each other Transaction Party has fully observed and performed its respective obligations under this deed and each other Transaction Document.

3.2	Final discharge

(a)
The Security Trustee is not obliged to discharge the Mortgage under clause 3.1 if, at the time the requirements of clause 3.1 are satisfied, the Security Trustee is of the opinion that the Mortgagor or any other Transaction Party owes further Secured Moneys contingently or otherwise to a Finance Party.

(b)	Clause 3.2(a) overrides any other clause to the contrary in this deed.

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4 Representations and warranties

4	Representations and warranties

4.1	Representations and warranties

The Mortgagor represents and warrants to and for the benefit of the Security Trustee that:

(a)	representations true: each of its representations and warranties in each Transaction Document are, or will be true, and correct in all respects when made or regarded as having been made;

(b)	legal and beneficial owner:

(1) it is the legal and beneficial owner of the Mortgaged Property; and

(2) on it acquiring any property forming part of the Mortgaged Property, it will be the legal and beneficial owner of that property,

(c)	no Security Interests:

(1) there is no Security Interest over any of the Mortgaged Property other than a Security Interest created by a Transaction Document and a Permitted Security
Interest; and

(2) no person other than the Security Trustee holds or is entitled to hold an interest in the Mortgaged Property other than under a Permitted Security Interest;

(d)	securities fully paid: all Marketable Securities forming part of the Mortgaged Property are, or upon acquisition will be, fully paid;

(e)	no further securities: the equity capital in the Company is:

(1) in the case of the Company fully represented by 2 ordinary shares; or

(2) in each other case, as notified to the Security Trustee in writing before the Mortgage is given,

and there is no agreement, arrangement or understanding under which further Marketable Securities with rights of conversion to shares in the Company may be issued to any person.

4.2	Survival of representations and warranties

The representations and warranties given under this deed:

(a) survive the execution of this deed; and

(b) are repeated on the last day of each calendar month with respect to the facts and circumstances then subsisting.

4.3	Reliance

The Mortgagor acknowledges that it has not entered into this deed or any other Transaction Document in reliance on any representation, warranty, promise or statement made by or on behalf of the Security Trustee or of any person on behalf of the Security Trustee.

4.4	No Reliance by Mortgagor

The Mortgagor acknowledges that it has not entered into this deed or any Transaction Document in reliance on any representation, warranty, promise or statement made by the Security Trustee or any person on behalf of the Security Trustee.

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5 Undertakings of the Mortgagor

5	Undertakings of the Mortgagor

5.1	Dividends and voting

(a)	Until an Event of Default occurs:

(1) the Mortgagor may receive all Distributions, other than Exceptional Distributions, in respect of the Mortgaged Property; and

(2) the Mortgagor may exercise all voting powers in respect of the Mortgaged Property,

without the need for any consent or direction from the Security Trustee.

(b)	The Mortgagor must not, exercise any voting powers in respect of the Mortgaged Property under clause 5.1(a)(2) in any way which might adversely affect the value of the Mortgaged Property.

(c)
If an Event of Default occurs, the rights of the Mortgagor under clause 5.1(a) immediately cease and the Security Trustee, Receiver or Attorney is entitled to receive all Distributions and exercise all voting powers in respect of the Mortgaged Property to the exclusion of the Mortgagor.

5.2	Proxies and authorised representatives

(a)	The Mortgagor must not:

(1) appoint any proxy in respect of the Mortgaged Property without the prior written consent of the Security Trustee; or

(2) appoint any authorised representative under section 250D of the Corporations Act or any attorney in respect of the Mortgaged Property without the prior written consent of the Security Trustee;

(b)	The Mortgagor must ensure that any proxy, authorised representative or attorney:

(1) complies with any conditions specified by the Security Trustee in respect of the appointment of the proxy, authorised representative or attorney; and

(2) complies with the Transaction Documents.

5.3	Exceptional Distributions

The Mortgagor must promptly after receipt pay all Exceptional Distributions to the Security Trustee.

5.4	Designated Account

(a)	The Security Trustee may require the Mortgagor to open and maintain a Designated Account at a bank and branch approved by the Security Trustee on terms that:

(1) nominated Officers of the Security Trustee must be signatories to the Designated Account; and

(2) no withdrawals can be made from the Designated Account without the signature of one of those Officers.

(b)	If an Event of Default occurs, the Mortgagor must deposit, or cause to be deposited, all Distributions in the Designated Account.

(c)	Immediately after opening the Designated Account, the Mortgagor must:

(1) give notice to the Designated Bank of the mortgage of the Designated Account;

(2) obtain an acknowledgment from the Designated Bank of that mortgage and the notice

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5 Undertakings of the Mortgagor

(d)	The Mortgagor must obtain an agreement from the Designated Bank that:

(1) it will not repay any money in the Designated Account to the Mortgagor or any other person without the prior written consent of the Security Trustee;

(2) it waives all rights of set-off and combination in respect of the Designated Account;

(3) it must not exercise a Security Interest in respect of the Designated Account; and

(4) the agreement of the Designated Bank may not be varied or terminated without the prior written consent of the Security Trustee.

5.5	Other Additional Rights

(a)	The Mortgagor must acquire, at its own cost, any Additional Rights (other than Distributions) it is entitled to acquire.

(b)	The Mortgagor must immediately notify the Security Trustee as soon as the Mortgagor becomes aware of any entitlement to any Additional Rights.

5.6	Performance under the Transaction Documents

(a)	The Mortgagor must fully and punctually perform its obligations under the Transaction Documents.

(b)
Without limiting clause 5.6(a), the Mortgagor must pay the Secured Moneys payable by the Mortgagor to a Finance Party in accordance with this deed, each other Transaction Document and each other obligation under which the Secured Moneys are payable by the Mortgagor.

(c)
The Mortgagor must ensure that no Event of Default occurs. Without affecting the liability of the Mortgagor or the Powers in any other respect (including where a breach of this clause 5.6(c) is also a breach of another provision of a Transaction Document), the Mortgagor is not liable in damages for breach of this clause 5.6(c) but the Security Trustee may exercise its Powers consequent upon or following that breach.

5.7	Negative pledge

The Mortgagor must not:

(a)	sell, assign, transfer or otherwise dispose of or part with possession of;

(b)	create or allow to exist or agree to any Security Interest over; or

(c)	attempt to do anything listed in clause 5.7(a) and 5.7(b) in respect of,

any of the Mortgaged Property except to the extent expressly permitted by any Transaction Document.

5.8	Further security

The Mortgagor must:

(a)	do anything which the Security Trustee reasonably requests, which:

(1)    more satisfactorily mortgages or secures the priority of the Mortgage, or secures to the Security Trustee the Mortgaged Property in a manner consistent with any provision of any Transaction Document; or

(2) aids in the exercise of any Power,

including the execution of any document, the delivery of Title Documents or the execution and delivery of blank transfers;

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5 Undertakings of the Mortgagor

(b)	when the Security Trustee requests, execute a legal mortgage in favour of the Security Trustee over any of the Mortgaged Property; and

(c)	use its best endeavours to register any mortgage executed under clause 5.8(b).

5.9	Title Documents for Certificated Securities

(a)	The Mortgagor must deposit with the Security Trustee, or as the Security Trustee directs:

(1) all the Title Documents in respect of any of the Mortgaged Property which is a Certificated Security immediately on the Mortgagor’s execution of this deed and immediately on acquisition of any asset which forms part of the Mortgaged Property and which is a Certificated Security; and

(2) transfers in a form and of substance acceptable to the Security Trustee, of such of the Mortgaged Property which constitutes Certificated Securities executed by the
Mortgagor with the name of the transferee, the consideration and the date of transfer and execution left blank.

(b)	Subject to clause 5.9(c), the Security Trustee may retain the Title Documents and transfers until this Mortgage is discharged under clause 3.

(c)	If the Mortgage is enforced by the Security Trustee, the Security Trustee, Receiver or Attorney is entitled:

(1) to deal with the Title Documents and to complete any transfers as if it was the absolute and unencumbered owner of the Mortgaged Property to which the Title Documents relate; and

(2)	in exercising a power of sale, to deliver any Title Document or transfers to a purchaser of the Mortgaged Property to which it relates.

(d)
While Title Documents for Mortgaged Property are, or in accordance with this deed, should be lodged with the Security Trustee, the Mortgagor must not elect to convert evidence of the Mortgaged Property from certificates to an uncertificated mode for the purposes of any automated transfer system operated by ASX Limited or for any other purpose.

(e)	If the Mortgagor makes any election referred to in clause 5.9(d), the Security Trustee may treat it as having no effect.

5.10	Irrevocable direction for Certificated Securities

The Mortgagor must execute and deliver to the Security Trustee on the date of this deed (or before such later date as the Security Trustee may agree in writing) the document in the form and substance of Schedule 1 in respect of the Mortgaged Property which is constituted by Certificated Securities.

5.11	Uncertificated Securities

(a)	Words and expressions which are defined in the ASX Settlement Operating Rules have the same meaning when used in this clause 5.11.

(b)
The Mortgagor must deposit with the Security Trustee, or as the Security Trustee directs, and immediately on execution of this deed or on acquisition, transfers of the Mortgaged Property constituted by Uncertificated Securities which:

(1) are executed by the Mortgagor, or the Controlling Participant;

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6 Enforcement

(2) leave the name of the transferee, the consideration and the date of transfer and execution blank;

(3) include the HIN (Holder Identification Number);

(4) include the PID (participant identifier) of the Sponsoring Participant.

(c)
If the Uncertificated Securities are held by the Nominee or any other person as a Direct Holding, cause the Nominee or that person to enter into a deed with the Mortgagor and the Security Trustee on terms satisfactory to the Security Trustee under which, among other things, the Nominee or that person agree not to deal with these Uncertificated Securities except as directed by the Security Trustee in writing.

(d)
If the Uncertificated Securities are not held in a Direct Holding cause the Sponsoring Participant of the Mortgagor to enter into a Sponsorship Agreement with the Mortgagor and the Security Trustee on terms satisfactory to the Security Trustee and that complies with the ASX Settlement Operating Rules under which, among other things, the Sponsoring Participant agrees not to deal with those Uncertificated Securities except as directed by the Security Trustee in writing.

5.12	Term of undertakings

Each of the Mortgagor’s undertakings in this clause 5 continues in full force and effect from the date of this deed until the Mortgage is discharged under clause 3.

6	Enforcement

6.1	When enforceable

If an Event of Default occurs:

(a)	the Mortgage and each Collateral Security are immediately enforceable without the need for any demand or notice to be given to the Mortgagor or any other person;

(b)
the Secured Moneys are immediately due and payable without the need for any demand or notice to be given to the Mortgagor or any other person other than a notice expressly required by a Transaction Document; and

(c)
the right of the Mortgagor to deal, for any purpose, with any of the Mortgaged Property, other than by or through a Receiver appointed under this deed, immediately ceases without the need for any demand or notice to be given to the Mortgagor or any other person.

6.2	Assistance in realisation

After the Mortgage has become enforceable, the Mortgagor must take all action required by the Security Trustee, Receiver or Attorney to assist any of them to realise the Mortgaged Property and exercise any Power including:

(a)	executing all transfers, conveyances, assignments and assurances of any of the Mortgaged Property;

(b)	doing anything necessary or desirable under the law in force in any place where the Mortgaged Property is situated; and

(c)	giving all notices, orders, directions and consents which the Security Trustee, Receiver or Attorney thinks expedient.

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7 Receiver

6.3	Postponing or delaying realisation or enforcement

The Security Trustee, a Receiver or Attorney may postpone or delay the exercise of any Power for such period as the Security Trustee, Receiver or Attorney may in its absolute discretion decide.

7	Receiver

7.1	Appointment of Receiver

If an Event of Default occurs, the Security Trustee may:

(a)	appoint any person or any 2 or more persons jointly, or severally, or jointly and severally to be a receiver or a receiver and manager of the Mortgaged Property;

(b)	remove any Receiver and on the removal, retirement or death of any Receiver, appoint another Receiver; and

(c)	fix the remuneration and direct payment of that remuneration and any costs, charges and expenses of the Receiver out of the proceeds of any realisation of the Mortgaged Property.

7.2	Agency of Receiver

(a)	Subject to clause 7.5, each Receiver is the agent of the Mortgagor.

(b)	The Mortgagor is responsible for the acts, defaults and remuneration of the Receiver.

7.3	Powers of Receiver

Subject to any express exclusion by the terms of the Receiver’s appointment, the Receiver has, in addition to any powers conferred on the Receiver by applicable law, and whether or not in possession of the Mortgaged Property or any part of it, the following powers:

(a)	manage, possession or control: to manage, take possession of Title Documents or assume control of any of the Mortgaged Property;

(b)	sale: to sell or concur in selling any of the Mortgaged Property to any person:

(1) by auction, private treaty or tender;

(2) on such terms and special conditions as the Security Trustee or the Receiver thinks fit;

(3) for cash or for a deferred payment of the purchase price, in whole or in part, with or without interest or security;

(4) in conjunction with the sale of any property by any other person; and

(5) in one lot or in separate parcels,

and to complete a share transfer in favour of the Security Trustee, or any other person designated by the Security Trustee;

(c)	grant options to purchase: to grant to any person an option to purchase any of the Mortgaged Property;

(d)	acquire property: to acquire any interest in any property, in the name or on behalf of the Mortgagor, which on acquisition forms part of the Mortgaged Property;

(e)	borrowings and security:

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7 Receiver

(1) to raise or borrow any money, in its name or the name, or on behalf of the Mortgagor, from the Security Trustee or any person approved by the Security Trustee in writing;
and

(2) to secure money raised or borrowed under clause 7.3(e)(1) by a Security Interest over any of the Mortgaged Property, ranking in priority to, equal with, or after, the
Mortgage or any Collateral Security;

(f)
income and bank accounts: to do anything to manage or obtain income from any of the Mortgaged Property including operating any bank account which forms part of the Mortgaged Property or opening and operating a new bank account;

(g)	compromise: to make or accept any compromise or arrangement;

(h)	surrender Mortgaged Property: to surrender or transfer any of the Mortgaged Property to any person;

(i)	exchange Mortgaged Property: to exchange with any person any of the Mortgaged Property for any other property whether of equal value or not;

(j)	employ or discharge: to employ or discharge any person as an employee, contractor, agent or professional advisor for any of the purposes of this deed;

(k)	delegate: to delegate to any person any Power of the Receiver;

(l) perform or enforce documents: to observe, perform, enforce, exercise or refrain from exercising any right, power, authority, discretion or remedy of the Mortgagor under, or otherwise obtain the benefit of:

(1) any document, agreement or right which attaches to or forms part of the Mortgaged Property; and

(2) any document or agreement entered into in exercise of any Power by the Receiver;

(m)	receipts: to give receipts for all moneys and other assets which may come into the hands of the Receiver;

(n)
take proceedings: to commence, discontinue, prosecute, defend, settle or compromise in its name or the name or on behalf of the Mortgagor, any proceedings including proceedings in relation to any insurance in respect of any of the Mortgaged Property;

(o)
insolvency proceedings: to make any debtor bankrupt, wind-up any company, corporation or other entity and do all things in relation to any bankruptcy or winding-up which the Receiver thinks necessary or desirable including attending and voting at creditors’ meetings and appointing proxies for those meetings;

(p)	execute documents: to enter into and execute any document or agreement in the name of the Receiver or the name or on behalf of the Mortgagor for any of the purposes of this deed;

(q)	rights: to exercise any right, power, authority, discretion or remedy in respect of the Mortgaged Property including:

(1) any voting right or power;

(2) the acceptance of any rights issue or other Additional Right;

(3) proving in any liquidation, scheme of arrangement or other composition for or arrangement with a member or any secured or unsecured creditor and whether or not under a an order of the court;

(4) consenting on behalf of the Mortgagor in respect of the proof referred to in clause 7.3(q)(3); and

(5) receiving all Distributions;

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7 Receiver

(r)	ability of Mortgagor: to do anything the Mortgagor could do in relation to the Mortgaged Property; and

(s)	incidental power: to do anything necessary or incidental to the exercise of any Power of the Receiver.

7.4	Nature of Receiver’s Powers

The Powers of the Receiver must be construed independently and no one Power limits the generality of any other Power. Any dealing under any Power of the Receiver will be on the terms and conditions the Receiver thinks fit.

7.5	Status of Receiver after commencement of winding up

(a)
The power to appoint a Receiver under clause 7.1 may be exercised even if, at the time an Event of Default occurs or at the time when a Receiver is appointed, an order has been made or a resolution has been passed for the winding-up of the Mortgagor.

(b)	If for any reason, including operation of law, a Receiver:

(1) appointed in the circumstances described in clause 7.5(a); or

(2) appointed at any other time,

ceases to be the agent of the Mortgagor upon or by virtue of, or as a result of, an order being made or a resolution being passed for the winding-up of the Mortgagor, then the Receiver immediately becomes the agent of the Security Trustee.

7.6	Powers exercisable by the Security Trustee

(a)
Whether or not a Receiver is appointed under clause 7.1, the Security Trustee may, on or after the occurrence of an Event of Default and without giving notice to any person, exercise any Power of the Receiver in addition to any Power of the Security Trustee.

(b)	The exercise of any Power by the Security Trustee, Receiver or Attorney does not cause or deem the Security Trustee, Receiver or Attorney:

(1) to be a mortgagee in possession;

(2) to account as mortgagee in possession; or

(3) to be answerable for any act or omission for which a mortgagee in possession is liable.

7.7	Set-off

If any Event of Default is subsisting, the Security Trustee may apply any credit balance in any currency in any of the Mortgagor’s accounts with the Security Trustee in and towards satisfaction of any of the Secured Moneys.

7.8	Notice of exercise of rights

The Security Trustee, Receiver or Attorney is not required:

(a)	to give notice of the Mortgage or any Collateral Security to any debtor or creditor of the Mortgagor or to any other person;

(b)	to enforce payment of any money payable to the Mortgagor including any of the debts or monetary liabilities charged by this deed or by any Collateral Security; or

(c)	to obtain the consent of the Mortgagor to any exercise of a Power.

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8 Appication and receipts of money

7.9	Termination of receivership and possession

The Security Trustee may, at any time, terminate the appointment of a Receiver and may, at any time, give up, or re-take, possession of the Mortgaged Property.

8	Application and receipts of money

8.1	Order of application

(a)
At any time after the Mortgage is enforceable, all money received by the Security Trustee, Receiver, Attorney or any other person acting on their behalf under this deed or any Collateral Security may be appropriated and applied towards any amount and in any order that the Security Trustee, Receiver, Attorney or that other person determines in its absolute discretion, to the extent not prohibited by law.

(b)	Failing a determination under clause 8.1(a), the money must be applied in the following manner and order:

(1)	first, in payment of all amounts which, to the extent required by law, have priority over the payments specified in the balance of this clause 8.1(b);

(2)
second, in payment of all costs, charges and expenses (including any GST) of the Security Trustee, Receiver or Attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any Power;

(3)	third, in payment of any other outgoings the Security Trustee, Receiver or Attorney thinks fit to pay;

(4)	fourth, in payment to the Receiver of his remuneration;

(5)	fifth, in payment and discharge, in order of their priority, of any Security Interests of which the Security Trustee, Receiver or Attorney is aware and which have priority to the Mortgage;

(6)	sixth, in payment to the Security Trustee towards satisfaction of the Secured Moneys and applied against interest, principal or any other amount the Security Trustee, Receiver or Attorney thinks fit;

(7)
seventh, in payment only to the extent required by law, in order of their priority, of other Security Interests in respect of the Mortgaged Property of which the Security Trustee, Receiver or Attorney is aware and which are due and payable in accordance with their terms;

(8)
eighth, in payment of the surplus, if any, without interest to the Mortgagor, and the Security Trustee, Receiver or Attorney may pay the surplus to the credit of an account in the name of the Mortgagor in the books of any bank carrying on business within Australia and having done so is under no further liability in respect of that surplus.

8.2
Money actually received

In applying any money towards satisfaction of the Secured Moneys the Mortgagor is to be credited only with so much of the money which is available for that purpose (after deducting any GST imposed) and which is actually received by the Security Trustee, Receiver or Attorney. The credit dates from the time of receipt.

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8 Appication and receipts of money

8.3	Amounts contingently due

(a)
If at the time of a distribution of any money under clause 8.1 any part of the Secured Moneys is contingently owing to a Finance Party, the Security Trustee, Receiver or Attorney may retain an amount equal to the amount contingently owing or any part of it.

(b)
If the Security Trustee, Receiver or Attorney retains any amount under clause 8.3(a), it must place that amount on short-term interest bearing deposit until the amount contingently owing becomes actually due and payable or otherwise ceases to be contingently owing at which time the Security Trustee, Receiver or Attorney must:

(1)	pay to the Security Trustee the amount which has become actually due to it; and

(2)	apply the balance of the amount retained, together with any interest on the amount contingently owing, in accordance with clause 8.1.

8.4	Notice of a Security Interest

(a)	If the Security Trustee receives actual or constructive notice of a Security Interest over the Mortgaged Property or of the Perfection of a Security Interest, the Security Trustee:

(1)	may open a new account in the name of the Mortgagor in its books; or

(2)	is regarded as having opened a new account in the name of the Mortgagor in its books,

on the date it received or was regarded as having received notice of the Security Interest or Perfection.

(b)	From the date on which that new account is opened or regarded as opened:

(1)	all payments made by the Mortgagor to the Security Trustee; and

(2)	all financial accommodation and advances by the Security Trustee to the Mortgagor,

are or are regarded as credited and debited, as the case may be, to the new account unless otherwise specified by the Security Trustee.

(c)	The payments by the Mortgagor under clause 8.4(b) must be applied in the manner determined by the Security Trustee or, failing a determination:

(1)	first, in reduction of the debit balance, if any, in the new account; and

(2)	second, if there is no debit balance in the new account, in reduction of the Secured Moneys which have not been debited or regarded as debited to the new account.

8.5	Security Trustee’s statement of indebtedness

A certificate signed by any Officer of the Security Trustee stating:

(a)	the amount of the Secured Moneys due and payable; or

(b)	the amount of the Secured Moneys, whether currently due and payable or not,

is sufficient evidence of that amount as at the date stated on the certificate, or failing that as at the date of the certificate, unless the contrary is proved.

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9 Power of Attorney

8.6	Security Trustee’s receipts

(a)
The receipt of any Officer of the Security Trustee for any money payable to or received by the Security Trustee under this deed exonerates the payer from all liability to enquire whether any of the Secured Moneys have become payable.

(b)	Every receipt of an Officer of the Security Trustee effectually discharges the payer from:

(1)	any future liability to pay the amount specified in the receipt; and

(2)	being concerned to see to the application of, or being answerable or accountable for any loss or misapplication of, the amount specified in the receipt.

8.7	Conversion of currencies on application

In making an application under clause 8.1, the Security Trustee, Receiver or Attorney may itself, or through its bankers, purchase one currency with another, whether or not through an intermediate currency, whether spot or forward, in the manner and amounts and at the times it thinks fit.

8.8	Amounts payable on demand

If an amount payable under a Transaction Document is not expressed to be payable on a specified date, that amount is payable by the Mortgagor on demand by the Security Trustee.

9	Power of Attorney

9.1	Appointment of Attorney

In consideration of the Security Trustee entering into the Transaction Documents and for other consideration received, the Mortgagor irrevocably appoints the Security Trustee and each Receiver severally its Attorney for the purposes set out in clause 9.2.

9.2	Purposes of appointment

The Attorney may, in its name or in the name of the Mortgagor, Security Trustee or Receiver, do any of the following:

(a)	do any thing which ought to be done by the Mortgagor under this deed;

(b)	do any thing which ought to be done by the Mortgagor in respect of the Mortgaged Property under this deed or a Transaction Document;

(c)	exercise any right, power, authority, discretion or remedy of the Mortgagor under:

(1)	this deed;

(2)	any other Transaction Document; or

(3)	any agreement forming part of the Mortgaged Property;

(d)	do any thing which in the opinion of the Security Trustee, Receiver or Attorney is necessary or expedient for securing or perfecting the Mortgage and any Collateral Security;

(e)	execute in favour of the Security Trustee any legal mortgage, transfer, assignment and any other assurance of any of the Mortgaged Property;

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10 Protection

(f)	execute deeds of assignment, composition or release;

(g)
do all things necessary to enable a transfer to be registered in favour of the Security Trustee, its nominee or any other person as the Security Trustee directs and deliver any Title Documents as the Security Trustee directs;

(h)	sell or otherwise part with the possession of any of the Mortgaged Property; and

(i)	generally, do any other thing, whether or not of the same kind as those set out in clause 9.2(a) to (h), which in the opinion of the Security Trustee, Receiver or Attorney is necessary or expedient:

(1)	to more satisfactorily secure to the Security Trustee the payment of the Secured Moneys; or

(2)	in relation to any of the Mortgaged Property.

9.3	Exercise after Event of Default

An Attorney must not exercise any Power under clause 9.2 until an Event of Default occurs but a breach of this clause 9.3 does not affect the validity of the Attorney’s act.

9.4	Delegation and substitution

The Attorney may appoint a substitute attorney.

10	Protection

10.1	Protection of third parties

(a)	No person dealing with the Security Trustee, Receiver or Attorney is bound to enquire whether:

(1)	the Mortgage has become enforceable;

(2)	the Receiver or Attorney is duly appointed; or

(3)	any Power has been properly or regularly exercised.

(b)	No person dealing with the Security Trustee, Receiver or Attorney is affected by express notice that the exercise of any Power was unnecessary or improper.

(c)	The irregular or improper exercise of any Power is, as regards the protection of any person, regarded as authorised by the Mortgagor and this deed, and is valid.

10.2	Protection of the Security Trustee, Receiver and Attorney

(a)	The Security Trustee, Receiver or Attorney is not liable for any loss or damage, including consequential loss or damage, arising directly or indirectly from:

(1)	any omission or delay in the exercise or non-exercise of any Power; or

(2)	the neglect, default or dishonesty of any manager, Officer, employee, agent, accountant, auctioneer or solicitor of the Mortgagor, the Security Trustee, the Receiver or Attorney.

(b)	Clause 10.2(a) does not apply:

(1)	in respect of the Security Trustee, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Security Trustee; and

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11 Saving provisions

(2)	in respect of a Receiver or Attorney, to any loss or damage which arises from the wilful default, fraud or gross negligence of the Receiver or Attorney.

11	Saving provisions

11.1	Statutory powers

(a)	The powers of the Security Trustee under this deed or any Collateral Security are in addition to any powers the Security Trustee has under applicable law.

(b)
To the extent not prohibited by law, before enforcing this deed or any Collateral Security, or exercising any Power, the Security Trustee is not required to give any notice or allow the expiration of any time to any person.

(c)	If a law which requires a period of notice to be given cannot be excluded, but that law allows the period to be specified or changed, then that period of time is one day.

11.2	Continuing security

The Mortgage is a continuing security despite:

(a)	any settlement of account; or

(b)	the occurrence of any other thing,

and remains in full force and effect until the Security Trustee has given a discharge of the Mortgage in respect of all the Mortgaged Property under clause 3.

11.3	No merger of security

(a)	Nothing in this deed merges, extinguishes, postpones, lessens or otherwise prejudicially affects:

(1)	any Security Interest or indemnity in favour of the Security Trustee contained in any Transaction Document; or

(2)	any Power.

(b)	No other Security Interest or Transaction Document which a Finance Party has the benefit of in any way prejudicially affects any Power.

11.4	Exclusion of moratorium

To the extent not excluded by law, a provision of any legislation which directly or indirectly:

(a)	lessens or otherwise varies or affects in favour of the Mortgagor any obligations under this deed or any Transaction Document; or

(b)
stays, postpones or otherwise prevents or prejudicially affects the exercise by the Security Trustee, Receiver or Attorney of any Power,

is negatived and excluded from this deed and any Transaction Document and all relief and protection conferred on the Mortgagor by or under that legislation is also negatived and excluded.

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11 Saving provisions

11.5	Conflict

Where any right, power, authority, discretion or remedy of the Security Trustee, Receiver or an Attorney under this deed or any Transaction Document is inconsistent with the powers conferred by applicable law then, to the extent not prohibited by that law, those powers conferred by applicable law are regarded as negatived or varied to the extent of the inconsistency.

11.6	Consent of Security Trustee

(a)
Whenever the doing of any thing by the Mortgagor is dependent upon the consent of the Security Trustee, the Security Trustee may withhold its consent or give it conditionally or unconditionally in its absolute discretion unless expressly stated otherwise in a Transaction Document.

(b)	Any conditions imposed on the Mortgagor under clause 11.6(a) must be complied with by the Mortgagor.

11.7	Completion of blank securities

At any time after the Mortgage has become enforceable, the Security Trustee, Receiver, Attorney or any Officer of the Security Trustee may complete, in favour of the Security Trustee, any appointee of the Security Trustee or any purchaser, any instrument executed in blank by or on behalf of the Mortgagor and deposited with the Security Trustee as security under this deed or any Collateral Security.

11.8	Principal obligations

The Mortgage and each Collateral Security is:

(a)	a principal obligation and is not ancillary or collateral to any other Security Interest (other than another Collateral Security) or other obligation; and

(b)	independent of, and unaffected by, any other Security Interest or other obligation which the Security Trustee may hold at any time in respect of the Secured Moneys.

11.9	No obligation to marshal

Before the Security Trustee enforces the Mortgage, it is not required, to marshal or to enforce or apply under, or appropriate, recover or exercise:

(a)	any Security Interest or Collateral Security held, at any time, by the Security Trustee; or

(b)	any moneys or assets which the Security Trustee, at any time, holds or is entitled to receive.

11.10	Non-avoidance

If any payment by the Mortgagor to a Finance Party is at any time avoided for any reason including any legal limitation, disability or incapacity of or affecting the Mortgagor or any other thing, and whether or not:

(a)	any transaction relating to the Secured Moneys was illegal, void or substantially avoided; or

(b)	any thing was or ought to have been within the knowledge of a Finance Party,

the Mortgagor:

(c)	as an additional, separate and independent obligation, indemnifies the Security Trustee against that avoided payment; and

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12 Third party provisions

(d)	acknowledges that any liability of the Mortgagor under the Transaction Documents and any Power is the same as if that payment had not been made.

11.11	Increase in financial accommodation

The a Finance Party may at any time increase the financial accommodation provided under any Transaction Document or otherwise provide further financial accommodation.

11.12	Suspense account

(a)	The Security Trustee may apply to the credit of a suspense account:

(1)	any amounts received under this deed;

(2)	any dividends, distributions or other amounts received in respect of the Secured Moneys in any liquidation;

(3)	any other amounts received from any Transaction Party or any other person in respect of the Secured Moneys.

(b)	The Security Trustee may retain the amounts in the suspense account for as long as it determines and is not obliged to apply them in or towards satisfaction of the Secured Moneys.

12	Third party provisions

12.1	Independent obligations

This deed is enforceable against the Mortgagor:

(a)	without first having recourse to any Collateral Security;

(b)	whether or not the Security Trustee or any other person has:

(1)	made demand on any Transaction Party other than the Mortgagor;

(2)	given notice to any Transaction Party (other than the Mortgagor) or any other person in respect of any thing; or

(3)	taken any other steps against any Transaction Party (other than the Mortgagor) or any other person;

(c)	whether or not any Secured Moneys is then due and payable; and

(d)	despite the occurrence of any event described in clause 12.2.

12.2	Unconditional nature of obligations

(a)	The Mortgage and the obligations of the Mortgagor under the Transaction Documents are absolute, binding and unconditional in all circumstances.

(b)
The Mortgage and the obligations of the Mortgagor under the Transaction Documents are not released or discharged or otherwise affected by anything which but for this provision might have that effect, including:

(1)	the grant to any Transaction Party or any other person of any time, waiver, covenant not to sue or other indulgence;

(2)	the release (including a release as part of any novation) or discharge of any Transaction Party or any other person;

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12 Third party provisions

(3)	the cessation of the obligations, in whole or in part, of any Transaction Party or any other person under any Transaction Document or any other document or agreement;

(4)	the liquidation of any Transaction Party or any other person;

(5)	any arrangement, composition or compromise entered into by a Finance Party, any Transaction Party or any other person;

(6)	any Transaction Document or any other document or agreement being in whole or in part illegal, void, voidable avoided, unenforceable or otherwise of limited force or effect;

(7)
any extinguishment, failure, loss, release, discharge, abandonment, impairment, compounding, composition or compromise, in whole or in part of any Transaction Document or any other document or agreement;

(8)	any Collateral Security being given to a Finance Party or any other person by any Transaction Party or any other person;

(9)
any alteration, amendment, variation, supplement, renewal or replacement of any Transaction Document or any other document or agreement or any increase in the limit or maximum principal amount available under the Transaction Documents;

(10)	any moratorium or other suspension of any Power;

(11)	a Finance Party, Receiver or Attorney exercising or enforcing, delaying or refraining from exercising or enforcing, or being not entitled or unable to exercise or enforce any Power;

(12)	a Finance Party obtaining a judgment against any Transaction Party or any other person for the payment of any of the Secured Moneys;

(13)	any transaction, agreement or arrangement that may take place with a Finance Party, any Transaction Party or any other person;

(14)
any payment to a Finance Party, Receiver or Attorney, including any payment which at the payment date or at any time after the payment date is, in whole or in part, illegal, void, voidable, avoided or unenforceable;

(15)	any failure to give effective notice to any Transaction Party or any other person of any default under any Transaction Document or any other document or agreement;

(16)	any legal limitation, disability or incapacity of any Transaction Party or of any other person;

(17)	any breach of any Transaction Document or any other document or agreement;

(18)	the acceptance of the repudiation of, or termination of, any Transaction Document or any other document or agreement;

(19)	any Secured Moneys being irrecoverable for any reason;

(20)	any disclaimer by any Transaction Party or any other person of any Transaction Document or any other document or agreement;

(21)	any assignment, novation, assumption or transfer of, or other dealing with, any Powers or any other rights or obligations under any Transaction Document or any other document or agreement;

(22)	the opening of a new account of any Transaction Party with a Finance Party or any transaction on or relating to the new account;

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12 Third party provisions

(23)	any prejudice (including material prejudice) to any person as a result of any thing done, or omitted by a Finance Party, any Transaction Party or any other person;

(24)
any prejudice (including material prejudice) to any person as a result of a Finance Party, Receiver, Attorney or any other person selling or realising any property the subject of a Collateral Security at less than the best price;

(25)
any prejudice (including material prejudice) to any person as a result of any failure or neglect by a Finance Party, Receiver, Attorney or any other person to recover the Secured Moneys from any Transaction Party or by the realisation of any property the subject of a Collateral Security; or

(26)	any prejudice (including material prejudice) to any person as a result of any other thing;

(27)	the receipt by a Finance Party of any dividend, distribution or other payment in respect of any liquidation;

(28)	the capacity in which a Transaction Party executed a Transaction Document not being the capacity disclosed to the Security Trustee before the execution of the Transaction Document;

(29)	the failure of any other Transaction Party or any other person to execute any Transaction Document or any other document; or

(30)	any other act, omission, matter or thing whether negligent or not.

(c)	Clauses 12.2(a) and (b) apply irrespective of:

(1)
the consent or knowledge or lack of consent or knowledge, of a Finance Party, any Transaction Party or any other person of any event described in clause 12.2(b) (and the Mortgagor irrevocably waives any duty on the part of a Finance Party to disclose such information); or

(2)	any rule of law or equity to the contrary.

12.3	No competition

(a)	Until the Secured Moneys have been fully paid and the Mortgage has been finally discharged under clause 3, the Mortgagor is not entitled to:

(1)	be subrogated to a Finance Party;

(2)
claim or receive the benefit of any Security Interest, Guarantee (including any Transaction Document) or other document or agreement of which a Finance Party has the benefit or of any moneys held by a Finance Party or of any Power;

(3)
either directly or indirectly prove in, claim or receive the benefit of any distribution, dividend or payment arising out of or relating to the liquidation of any Transaction Party except in accordance with clause 12.3(b);

(4)
make a claim or exercise or enforce any right, power or remedy (including under a Security Interest or Guarantee or by way of contribution) against any Transaction Party liable to pay the Secured Moneys or against any asset of any such Transaction Party, whether such right, power or remedy arises under or in connection with this deed, any other Transaction Document or otherwise;

(5)	accept, procure the grant of, or allow to exist any Security Interest in favour of the Mortgagor from any Transaction Party liable to pay the Secured Moneys;

(6)	exercise or attempt to exercise any right of set-off against, nor realise any Security Interest taken from, any Transaction Party liable to pay the Secured Moneys; or

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13 General

(7)	raise any defence or counterclaim in reduction or discharge of its obligations under the Transaction Documents.

(b)	If required by the Security Trustee, the Mortgagor must prove in any liquidation of a Transaction Party liable to pay the Secured Moneys for all moneys owed to the Mortgagor.

(c)	The Mortgagor must not do or seek, attempt or purport to do anything referred to in clause 12.3(a).

13	General

13.1
Performance by Security Trustee of the Mortgagor’s obligations

If the Mortgagor defaults in fully and punctually performing any obligation contained or implied in any Transaction Document, the Security Trustee may, without prejudice to any Power, do all things necessary or desirable, in the opinion of the Security Trustee, to make good or attempt to make good that default to the satisfaction of the Security Trustee.

13.2	Mortgagor to bear cost

Any thing which must be done by the Mortgagor under this deed, whether or not at the request of the Security Trustee, must be done at the cost of the Mortgagor.

13.3	Notices

Any notice or other communication including any request, demand, consent or approval, to or by a party to this deed must be given in accordance with the notice requirements of the Convertible Note Agreement.

13.4	Notices under the PPS Law

The Mortgagor waives and will cause each Transaction Party to waive to the extent permitted by the PPS Law its right to receive any notice of a Verification Statement or any other notice the Security Trustee is required to give under the PPS Law.

13.5	Governing law and jurisdiction

(a)	This deed is governed by the laws of Victoria.

(b)	The Mortgagor irrevocably submits to the non-exclusive jurisdiction of the courts of Victoria.

(c)	The Mortgagor irrevocably waives any objection to the venue of any legal process on the basis that the process has been brought in an inconvenient forum.

(d)
The Mortgagor irrevocably waives any immunity in respect of its obligations under this deed that it may acquire from the jurisdiction of any court or any legal process for any reason including the service of notice, attachment before judgment, attachment in aid of execution or execution.

(e)
The Mortgagor appoints Paradise Phosphate Pty Ltd of Level 8, 580 St Kilda Road, Melbourne VIC 3004 in relation to proceedings in Australia as its agent to receive service of any legal process on its behalf without excluding any other means of service permitted by the law of the relevant jurisdiction.

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13 General

13.6	Prohibition and enforceability

(a)
Any provision of, or the application of any provision of, any Transaction Document or any Power which is prohibited in any jurisdiction is, in that jurisdiction, ineffective only to the extent of that prohibition.

(b)
Any provision of, or the application of any provision of, any Transaction Document which is void, illegal or unenforceable in any jurisdiction does not affect the validity, legality or enforceability of that provision in any other jurisdiction or of the remaining provisions in that or any other jurisdiction.

13.7	Waivers

(a)
Waiver of any right arising from a breach of this deed or of any Power arising upon default under this deed or upon the occurrence of an Event of Default must be in writing and signed by the party granting the waiver.

(b)	A failure or delay in exercise, or partial exercise, of:

(1)	a right arising from a breach of this deed or the occurrence of an Event of Default; or

(2)	a Power created or arising upon default under this deed or upon the occurrence of an Event of Default,

does not result in a waiver of that right or Power.

(c)
A party is not entitled to rely on a delay in the exercise or non-exercise of a right or Power arising from a breach of this deed or on a default under this deed or on the occurrence of an Event of Default as constituting a waiver of that right or Power.

(d)	A party may not rely on any conduct of another party as a defence to exercise of a right or Power by that other party.

(e)	This clause may not itself be waived except by writing.

13.8	Variation

A variation of any term of this deed must be in writing and signed by the parties.

13.9	Cumulative rights

The Powers are cumulative and do not exclude any other right, power, authority, discretion or remedy of the Security Trustee, Receiver or Attorney.

13.10	Assignment

(a)	Subject to any Transaction Document, the Security Trustee may assign its rights under this deed and each Collateral Security without the consent of the Mortgagor.

(b)	The Mortgagor may not assign any of its rights under this deed or any Collateral Security without the prior written consent of the Security Trustee.

13.11	Counterparts

This deed may be executed in any number of counterparts. All counterparts taken together constitute one instrument. A party may execute this deed by signing any counterpart.

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13 General

13.12	Attorneys

Each of the attorneys executing this deed states that the attorney has no notice of the revocation of the power of attorney appointing that attorney.

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Schedule 1

Irrevocable direction from Mortgagor

Clause 5.10 (Irrevocable direction)

[Letterhead of Mortgagor]

[Insert date]

The Share Registrar
[Insert name and address of company in which the shares are held] (Company)

Dear Sir

We refer to the [insert description of shares - number; type] shares (Shares) which we acquired in the Company on [insert date].

Under section 1071H of the Corporations Act you are irrevocably directed to deliver to [insert name of Mortgagee] (at [insert address of Mortgagee], Attention: [insert details of to whose attention the share scrip should be delivered]) all certificates and other documents of title in relation to the Shares, and any shares, debentures or interests issued or made available in relation to the Shares.

Yours faithfully
for and on behalf of
[insert name of Mortgagor]

Attorney/Director
print name

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Executed as a deed

Mortgagor
Signed sealed and delivered by Legend International Holdings, Inc by
sign here ►	/s/ J I Gutnick

print name	J I Gutnick
sign here ►	/s/ P J Lee

print name	P J Lee

Security Trustee
Signed sealed and delivered for and on behalf of Acorn Capital Limited by
sign here ►	/s/ M. Sheehan
Company Secretary/Director
print name	M. Sheehan

sign here ►	/s/ Barry Fairley
Director
print name	Barry Fairley

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